EXHIBIT 4.6




                               NETIA HOLDINGS S.A.

                                  THE COMMITTEE
                        C/O CADWALADER, WICKERSHAM & TAFT


                                                                   March 5, 2002

Telia AB (publ)
Corporate Mergers and Acquisitions
S-123 86 Farsta, Sweden
Attention:  Michael Grant, Senior Vice President

E.M. Warburg, Pincus & Co., LLC
466 Lexington Avenue
New York, New York 10017, USA
Attention: Stephen Distler

JPMorgan Chase Bank
125 London Wall
London EC2Y 5AJ
Attention: Chris S. William

Dear Sirs:

           Reference is made to the Restructuring Agreement, dated March 5, 2002 (the "Restructuring Agreement"), entered into among the Company, Netia South Sp. z o.o., Netia Telekom S.A., Netia Holdings B.V., Netia Holdings II B.V., Netia Holdings III B.V., the Consenting Noteholders Signatories thereto, JPMorgan Chase Bank, Telia AB (publ.), Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Ventures International, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V., Warburg, Pincus Netherlands Equity Partners III, C.V., and Warburg Netia Holding Limited. This letter agreement is being entered into immediately after the Restructuring Agreement and capitalized terms used but not defined herein shall have the meanings given to them in the Restructuring Agreement.

           This letter agreement sets forth the agreement of the parties to the Restructuring Agreement that the Company and the Committee are hereby given the authority to amend Section 2.1(a) of the Restructuring Agreement by granting the Company and the Committee the approval to mutually agree to lower the percentage of Consenting Noteholders from the 95% referred to in that Section 2.1(a) to such lower percentage of Consenting Noteholders not below 80%. If the Company and the Committee shall mutually decide to lower the percentage as permitted herein, they shall give written notice thereof to the other parties to the Restructuring Agreement.



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
                        [LETTER AGREEMENT SIGNATURE PAGE]



           This letter agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

                                 Sincerely,

                                 NETIA  HOLDINGS,  S.A.,  on  behalf  of
                                 itself  and the  other companies in the
                                 Company Group

                                 By: /S/ EWA DON-SIEMION
                                     -------------------------------------------
                                     Name: Ewa Don-Siemion
                                     Title: Vice President, Legal

                                 By: /S/ AVRAHAM_HOCHMAN
                                     -------------------------------------------
                                     Name: Avraham Hochman
                                     Title: Chief Financial Officer

                                 Cadwalader, Wickersham & Taft,
                                 on behalf of the Committee

                                 By: /S/ CADWALADER, WICKERSHAM & TAFT
                                     -------------------------------------------
                                     Name: Richard L. Nevins
                                     Title: Partner


                                 cc: Michael Brady, Weil, Gotshal & Manges
                                     Ian Field, Allen & Overy
                                     Jan-Henrik Ahrnell, Telia
                                     Joseph Schull, E.M. Warburg, Pincus & Co.
                                     International Ltd.



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                           [LETTER AGREEMENT SIGNATURE PAGE]





                                   Acknowledged and agreed as of the date first written above:

                                   JP MORGAN CHASE BANK

                                   By: /S/ LEE J. FREWIN
                                       -----------------------------------------
                                       Name: Lee J. Frewin
                                       Title: Managing Director

                                   TELIA AB (publ.)

                                   By: /S/ MARIANNE NIVERT
                                       -----------------------------------------
                                       Name: Marianne Nivert
                                       Title: President and CEO

                                   WARBURG, PINCUS EQUITY PARTNERS, L.P.
                                   By Warburg, Pincus & Co., its General Partner

                                   By: /S/ EDWARD MC KINLEY
                                       -----------------------------------------
                                       Name: Edward Mc Kinley
                                       Title: Partner

                                   WARBURG, PINCUS VENTURES INTERNATIONAL, L.P.
                                   By Warburg, Pincus & Co., its General Partner

                                   By: /S/ EDWARD MC KINLEY
                                       -----------------------------------------
                                       Name: Edward Mc Kinley
                                       Title: Partner



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                        [LETTER AGREEMENT SIGNATURE PAGE]






                           WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I, C.V. By Warburg, Pincus & Co., its General Partner

                           By: /S/ EDWARD MC KINLEY
                               -------------------------------------------------
                               Name: Edward Mc Kinley
                               Title: Partner

                           WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II, C.V. By Warburg, Pincus & Co., its General Partner

                           By: /S/ EDWARD MC KINLEY
                               -------------------------------------------------
                               Name: Edward Mc Kinley
                               Title: Partner

                           WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V. By Warburg, Pincus & Co., its General Partner

                           By: /S/ EDWARD MC KINLEY
                               -------------------------------------------------
                               Name: Edward Mc Kinley
                               Title: Partner

                           WARBURG NETIA HOLDING LIMITED

                           By: /S/ JOSEPH SCHULL
                               -------------------------------------------------
                               Name:  Joseph Schull
                               Title: Attorney




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